UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

SOBR SAFE, INC.
(Name of Registrant as Specified in Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

SOBR Safe, Inc.

NOTICE OF 2024 SPECIAL MEETING OF

STOCKHOLDERS & PROXY STATEMENT

IMPROVING BEHAVIORAL OUTCOMES & SAVING LIVES

6400 S. Fiddlers Green Circle | Suite 1400 | Greenwood Village, CO 80111 | Nasdaq: SOBR

SOBR Safe, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF PROXY MATERIALS

To Be Held on July 22, 2024

Dear Valued Stockholders of SOBR Safe, Inc.:

It is our pleasure to invite you to the 2024 Special Meeting of Stockholders of SOBR Safe, Inc. (the “Company”) to be held virtually on Monday, July 22, 2024 at 1:00 P.M., Mountain Time, via webcast at: www.virtualshareholdermeeting.com/SOBR2024SM (the “Special Meeting”). At the Special Meeting, the Company will submit the following two (2) proposals to its stockholders for approval:

1.

To approve, for purposes of complying with applicable Nasdaq rules and upon exercise of that certain Common Stock Purchase Warrant dated June 4, 2024, the issuance of up to 20,638,326 shares of common stock of the Company.

2.	To approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1 or establish a quorum.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either virtually attend the Special Meeting or otherwise designate a proxy to attend the Special Meeting and vote on their behalf.

The Company is using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Company’s Proxy Statement and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, form of Proxy, and the other Special Meeting materials are available on the internet at www.proxyvote.com.

Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”) and can be accessed at http:// www.sobrsafe.com.

The Board of Directors has fixed the close of business on June 18, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Only holders of record of our common stock on the Record Date will be entitled to notice of and to vote at the Special Meeting, and any postponements or adjournments thereof. There were no shares of Preferred Stock outstanding on the Record Date. Stockholders of record virtually present at the Special Meeting or who have submitted a valid proxy via the internet, by telephone, or by mail may vote at the Special Meeting.

Your vote is very important to us. Whether or not you expect to attend the Special Meeting, please submit your proxy in advance online, by telephone, or by mail to ensure that your vote will be represented at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Please refer to the “Voting Instructions” section of the Proxy Statement for instructions on submitting your vote or proxy. Voting promptly will save us additional expense in further soliciting proxies and will ensure that your shares are represented at the Special Meeting.

By Order of the Board of Directors,

/s/ David Gandini
David Gandini
Chairman of the Board and CEO
Greenwood Village, Colorado
June 24, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JULY 22, 2024: THE PROXY STATEMENT IS AVAILABLE ONLINE AT: www.proxyvote.com.

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SOBR SAFE, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

PROXY STATEMENT

June 24, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SOBR Safe, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2024 Special Meeting of Stockholders to be held virtually on Monday, July 22, 2024 at 1:00 P.M., Mountain Time, via webcast at: www.virtualshareholdermeeting.com/SOBR2024SM (the “Special Meeting”) and any adjournment or postponement thereof.

Delivery of Proxy Materials

This Proxy Statement (including the Notice of Special Meeting of Stockholders) and the form of Proxy are first being made available to stockholders beginning on or about June 25, 2024.

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Company’s Proxy Statement and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, form of Proxy, and the other Special Meeting materials are available on the internet at www.proxyvote.com.

Instructions for Attending Special Meeting

Only stockholders of record at the close of business on June 18, 2024 will be entitled to vote at the Special Meeting. To participate in and vote at the Special Meeting, you must virtually attend the Special Meeting via webcast at www.virtualshareholdermeeting.com/SOBR2024SM, or submit your proxy in advance. The Special Meeting will begin promptly at 1:00 P.M., Mountain Time, on July 22, 2024. Attendees of the Special Meeting will be provided the opportunity to submit questions to the Company, subject to the Special Meeting Rules of Conduct. The Chairman of the Special Meeting has broad authority to conduct the meeting in an orderly manner.

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Voting Securities

The specific proposals to be considered and acted upon at our Special Meeting are described in this Proxy Statement. Only holders of our common stock as of the close of business on June 18, 2024 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 30,133,154 shares of common stock issued, and 30,120,825 shares outstanding. Each holder of common stock is entitled to one vote for each share of common stock held as of the Record Date. As a result, the holders of common stock are entitled to an aggregate of 30,120,825 votes. There were no shares of Preferred Stock outstanding on the Record Date.

Quorum

In order for any business to be conducted at the Special Meeting, a quorum must be present. The presence at the Special Meeting, either virtually or by proxy, of holders of one-third of the outstanding shares of the Company entitled to vote (10,040,275 shares) will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Special Meeting for the purpose of establishing a quorum. Abstentions and broker non-votes will be counted for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Special Meeting, the Chairman of the Special Meeting may adjourn the Special Meeting until a quorum is present. The time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Special Meeting.

Matters to be Voted Upon

 There are two (2) matters scheduled for a vote:

1.

To approve, for purposes of complying with applicable Nasdaq rules and upon exercise of that certain Common Stock Purchase Warrant dated June 4, 2024, the issuance of up to 20,638,326 shares of common stock of the Company.

2.	To approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1 or establish a quorum.

No business may be transacted at the Special Meeting otherwise than as specified herein.

 Required Vote for Approval

Approval of Share Issuance. The proposal to approve, for purposes of complying with applicable Nasdaq rules and upon exercise of that certain Common Stock Purchase Warrant dated June 4, 2024, the issuance of up to 20,638,326 shares of common stock of the Company will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting. As to the approval of the share issuance, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Approval of Adjournment. The proposal to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1 or establish a quorum will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting. As to the approval of the adjournment, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

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Voting Instructions

Stockholders of Record: Shares Registered in Your Name

If on June 18, 2024, your shares were registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or by proxy in advance of the Special Meeting by visiting www.proxyvote.com, completing and returning the proxy card by mail, or calling 1-800-690-6903.

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy via the internet to ensure your vote is counted. You may still virtually attend the Special Meeting and vote at the Special Meeting even if you have already voted by proxy.

●	To vote at the Special Meeting, attend the Special Meeting virtually and you will be afforded an opportunity to vote online.

●	To submit a proxy online in advance of the Special Meeting, visit www.proxyvote.com.

●	To submit a proxy via telephone in advance of the Special Meeting, call 1-800-690-6903.

●

To submit a proxy by mail, complete, sign and date the printed proxy card enclosed with the proxy materials, and return it promptly in the postage-paid envelope provided. If we receive your signed proxy card before the Special Meeting, we will vote your shares as you direct.

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on June 18, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Special Meeting. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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 Abstentions and Broker Non-Votes

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Special Meeting.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not otherwise affect the outcome of the vote on any proposal at the Special Meeting.

Failure to Vote

 If you are a stockholder of record and do not vote by proxy in advance of the meeting, or vote at the Special Meeting, your shares will not be voted.

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable stock exchange rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Unless you provide voting instructions to your broker, your broker or nominee may NOT vote your shares: to approve, for purposes of complying with applicable Nasdaq rules and upon exercise of that certain Common Stock Purchase Warrant dated June 4, 2024, the issuance of up to 20,638,326 shares of common stock of the Company (Proposal 1); or to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1 or establish a quorum (Proposal 2).

Failure to Specify Vote

If you are a stockholder of record and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted FOR the approval, for purposes of complying with applicable Nasdaq rules and upon exercise of that certain Common Stock Purchase Warrant dated June 4, 2024, of the issuance of up to 20,638,326 shares of common stock of the Company, and FOR the approval of the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1 or establish a quorum.

Revocation of Proxies; Changing Vote

You may revoke or change your proxy at any time before the Special Meeting by (i) filing, with our Corporate Secretary at our executive offices, located at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111 a notice of revocation of proxy; (ii) delivering a properly executed, later-dated proxy prior to the Special Meeting; or (iii) voting at the Special Meeting. Attendance at the Special Meeting by itself will not revoke a proxy. Shares can be voted at the Special Meeting only if the holder is present or represented by proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote at the Special Meeting.

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No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with the proposals described herein.

Solicitation

Solicitation in connection with the Special Meeting is made by the Company. We will bear the entire cost of solicitation, including the preparation, assembly, printing, mailing, and posting of this Proxy Statement, the form of Proxy and any additional solicitation materials furnished to stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by e-mail, telephone, and mail.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2023. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth, as of June 18, 2024, certain information with respect to our equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Nature of Beneficial Ownership	Amount		Percent of Class (1)
Common Stock	David Gandini (3)	CEO, Secretary and Director	979,587	(4)	3.2%

Common Stock	Christopher Whitaker (3)	CFO	94,633	(5)	< 1%

Common Stock	Ford Fay (3)	Director	74,200	(6)	< 1%

Common Stock	Steven Beabout (3)	Director	751,556	(7)	2.5%

Common Stock	Noreen Butler (3)	Director	25,000	(8)	< 1%

Common Stock	Sandy Shoemaker (3)	Director	75,280	(9)	< 1%

Common Stock	Gary Graham 6400 S. Fiddlers Green Circle, Suite 1400 Greenwood Village, CO 80111	5% Holder	2,345,219	(10)	7.8%

	All Officers and Directors as a Group (6 persons)		2,000,256	(11)	6.4%

(1)

Unless otherwise indicated, based on 30,120,825 shares of Common Stock issued and outstanding. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants but are not deemed outstanding for the purposes of computing the percentage of any other person.

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(2)	Unless indicated otherwise, the address of the shareholder is 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111.

(3)	Indicates one of our officers or directors.

(4)

Includes vested stock options to acquire 515,695 shares of our Common Stock at exercise prices from $0.7902 to $2.32 per share. Includes warrants to acquire 47,060 shares of our Common Stock at an exercise price of $2.125 per share. Does not include 98,080 restricted stock units owned by Mr. Gandini since those restricted stock units have not vested.

(5)	Includes vested stock options to acquire 54,633 shares of our Common Stock at exercise prices from $0.48 to $2.11 per share.

(6)	Includes vested stock options to acquire 66,667 shares of our common stock at exercise prices from $0.7902 to $2.32 per share.

(7)

Includes 75,545 held in the name of C&S Trust, a trust controlled by Kathren Beabout, who is Mr. Beabout’s former spouse. Mr. Beabout’s children are the beneficiaries of C&S Trust. Mr. Beabout also has interests in IDTEC, LLC and SOBR Safe, LLC, both of which own shares of our common stock. Mr. Beabout does not have a controlling interest in either entity so the stock owned by those entities is not reflected in his ownership. Includes vested stock options to acquire 75,000 shares of our common stock at an exercise price of $2.32 per share. Includes warrants to acquire 117,600 shares of our Common Stock at an exercise price of $2.125 per share.

(8)	Includes vested stock options to acquire 25,000 shares of our Common Stock at an exercise price of $3.06 per share.

(9)

Includes vested stock options to acquire 25,000 shares of our Common Stock at an exercise price of $2.17 per share. Includes warrants to acquire 23,520 shares of our Common Stock at an exercise price of $2.125 per share.

(10)

Includes shares owned in the name of IDTEC, LLC and SOBR Safe, LLC, both of which are controlled by a limited liability company that is controlled by Mr. Graham. IDTEC, LLC and SOBR Safe, LLC. Includes warrants to acquire 47,868 shares of our Common Stock at an exercise price of $2.125 per share.

(11)	Includes an aggregate of 761,995 vested options to purchase our Common Stock, and 188,180 shares underlying warrants held by our officers and directors.

We are not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. We are not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. There are no classes of stock other than common and convertible preferred stock issued or outstanding. We do not have an investment advisor.

There are no current arrangements which will result in a change in control.

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MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL NO. 1

APPROVAL, FOR PURPOSES OF COMPLYING WITH APPLICABLE NASDAQ RULES AND UPON EXERCISE OF THAT CERTAIN COMMON STOCK PURCHASE WARRANT DATED JUNE 4, 2024, OF THE ISSUANCE OF UP TO 20,638,326 SHARES OF COMMON STOCK OF THE COMPANY

Why is this Proposal Included for Stockholder Approval?

On June 4, 2024, the Company entered into an inducement offer letter agreement (the “Inducement Letter”) with the holder (the “Holder”) of the Company’s warrants issued pursuant to the Amended and Restated Common Stock Purchase Warrants, with an initial exercise date of September 27, 2021, dated September 30, 2022, and the Amended and Restated Common Stock Purchase Warrants, with an initial exercise date of March 30, 2022, dated September 30, 2022, (collectively, the “Existing Warrants”). Pursuant to the Inducement Letter, the Holder agreed to exercise all the Existing Warrants. Simultaneously with the execution of the Inducement Letter, the Company received exercise notices from the Holder for the exercise of all Existing Warrants. The description of the Inducement Letter and Applicable Warrants, and the full text thereof are set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2024.

In exchange for the exercise of the Existing Warrants pursuant to the Inducement Letter, the Company issued to the Holder a new Common Stock Purchase Warrant (the “New Warrant”) to purchase 20,638,326 shares of the Company’s common stock at an exercise price of $0.27, subject to adjustment thereunder. The New Warrant is not exercisable until such time as the Company obtains stockholder approval as required under the applicable rules of the Nasdaq Capital Market (the “Nasdaq Rules”) and expires five years after the date stockholder approval is obtained. The shares of common stock issuable upon exercise of the New Warrants are not entitled to any preemptive rights.

Pursuant to the terms of the New Warrant, the Company is required to hold a special meeting of stockholders for the purpose of obtaining stockholder approval as required under applicable Nasdaq Rules.

The New Warrant and the shares of common stock issuable upon exercise of the New Warrants were issued to the Holder in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Nasdaq Listing Rule 5635(d)

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Rules. Nasdaq Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exercisable for common stock at a price less than the lower of (i) the Nasdaq Official Closing Price immediately preceding the transaction, or (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the transaction (the “Minimum Price”), if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

The New Warrant entitles the Holder to purchase 20,638,326 shares of the Company’s common stock at an exercise price of $0.27 (subject to adjustment), which represents approximately 98.6% of the 20,930,131 shares of common stock outstanding on June 4, 2024, the issue date. On such date, the Minimum Price for purposes of the Nasdaq 20% Rule was $0.43. As a result, upon the full exercise of the New Warrants, the Company may be required to issue more than 20% of the common stock of the Company outstanding before the issuance of the New Warrants at less than the Minimum Price. Therefore, the Company cannot issue the shares underlying the New Warrant, and the Holder cannot exercise the New Warrant unless and until the Company has obtained stockholder approval.

What is the Effect if the Proposal is Approved?

If our stockholders approve this proposal, we will be able to issue all 20,638,326 shares of the Company’s common stock underlying the New Warrant upon exercise thereof by the Holder. If stockholders approve this proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders may be diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after such issuance.

What if the Proposal is NOT Approved?

We are not seeking the approval of our stockholders to issue the New Warrant, as we have issued the New Warrant in connection with the Inducement Letter, which is a binding obligation of the Company. The failure of our stockholders to approve the proposal will not cancel or terminate the New Warrant, and the New Warrant will remain a binding obligation of the Company.  However, unless and until stockholder approval is obtained, the Holder will not be able to exercise the New Warrant, and the Company will not be able to receive the $0.27 per share exercise price from the Holder.

Additionally, pursuant to the terms of the New Warrant, the Company is required to hold a special meeting of stockholders for the purpose of obtaining stockholder approval. If the Company does not obtain stockholder approval at this Special Meeting, the Company is required to call a special meeting every 60 days thereafter until stockholder approval is obtained or the New Warrant is no longer outstanding. This, in turn, would require the Company to incur additional costs in connection with holding special stockholder meetings.

Required Vote

This proposal will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH APPLICABLE NASDAQ RULES AND UPON EXERCISE OF THAT CERTAIN COMMON STOCK PURCHASE WARRANT DATED JUNE 4, 2024, OF THE ISSUANCE OF UP TO 20,638,326 SHARES OF COMMON STOCK OF THE COMPANY.

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PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE PROPOSAL 1 OR ESTABLISH A QUORUM

The Company is asking the stockholders to vote on a proposal to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies in the event there are not sufficient votes at the Special Meeting to approve Proposal 1 or establish a quorum.

This Proposal 2 will only be presented to our stockholders at the Special Meeting in the event there are insufficient votes to approve Proposal 1 or establish a quorum. If our stockholders approve this Proposal 2, we will be able to adjourn the Special Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Proposal 1. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present.

Generally, if the Special Meeting is adjourned, notice need not be given of the adjourned meeting if the time and place, if any, thereof is announced at the Special Meeting. However, our bylaws provide that if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original Special Meeting.

As provided in the discussion of Proposal 1 above, if the Company does not obtain stockholder approval of Proposal 1 at the Special Meeting, the Company is required to call for a special meeting every 60 days thereafter until stockholder approval is obtained. This, in turn, would cause the Company to incur additional costs in connection with holding another special stockholder meeting. If the Company is able to adjourn the Special Meeting to a later date in the event a quorum is not obtained or if there are insufficient votes to approve Proposal 1, it will help the Company avoid additional costs associated with calling for a new meeting.

Required Vote

This proposal will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting. As to the approval of the adjournment, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THEAPPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE PROPOSAL 1 OR ESTABLISH A QUORUM.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, https://sobrsafe.com. Copies of these documents may also be obtained by writing our Secretary at the address specified above.

 STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder proposal for the 2025 Annual Meeting of Stockholders will be ineligible for inclusion in our proxy statement and form of proxy unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary of the Company at the executive offices of the Company. To be timely, the Company must have received the stockholder’s notice no later than 5:00 pm Mountain Time on March 5, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111, or contact us at 844.SOBRSAFE (762.7723). The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

No business may be transacted at the Special Meeting otherwise than as specified herein.

The Board invites you to attend the Special Meeting virtually. Whether or not you expect to attend the Special Meeting, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Special Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY INTERNET OR MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SOBR2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53446-S91737

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOBR SAFE, INC.

The Board of Directors recommends you vote FOR Proposal 1 and Proposal 2.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V53447-S91737

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOBR SAFE, INC.

The undersigned hereby appoints Christopher Whitaker and David Gandini, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of SOBR Safe, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of SOBR Safe, Inc. to be held July 22, 2024 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)